Trade and other receivables (Tables)	6 Months Ended
Jun. 30, 2023
Trade and other receivables
Trade and other receivables

	June 30,	December 31,
	2023	2022
	$’000	$’000

Current
Trade receivables	212,458	236,390
Less: impairment provisions	(18,420)	(25,365)
Net trade receivables*	194,038	211,025
Other receivables**	347,248	387,019
Prepaid land rent	1,110	1,030
Other prepaid expenses	26,917	26,820
Advance payments	26,224	22,076
Withholding tax	1,198	1,201
VAT receivables	13,584	14,296
	610,319	663,467
Non‑current
Accrued income and lease incentive	44,452	35,321
Other tax receivables	6,053	5,945
Payment in advance for property, plant and equipment	74,209	83,118
Contingent consideration receivable	6,405	5,963
	131,119	130,347
*	The fair value is equal to their carrying amount.
**

Included in other receivables are margins on non-deliverable forward contracts and short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period.